UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2011

Date of Report (Date of earliest event reported)

Verso Paper Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State of Incorporation	(Commission File Number)	(IRS Employer
or Organization)		Identification Number)

Verso Paper Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State of Incorporation	(Commission File Number)	(IRS Employer
or Organization)		Identification Number)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address, including zip code, of principal executive offices)

(901) 369-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

On February 9, 2011, Verso Paper Corp. issued a press release announcing the completion of the tender offer (the “Tender Offer”) of its subsidiary, Verso Paper Holdings LLC (the “Company”), to purchase any and all of the outstanding 9 1/8% Second Priority Senior Secured Fixed Rate Notes due 2014 (the “Notes”) issued by it and Verso Paper Inc., a subsidiary of the Company. The Tender Offer expired at 11:59 p.m., New York City time, on February 8, 2011 (the “Expiration Date”). As previously announced, the Company received tenders from the holders of $310,415,000 aggregate principal amount of the Notes prior to the early tender payment deadline, January 25, 2011, at 5:00 p.m., New York City time (the “Early Tender Date”), which represented approximately 92.1% of the outstanding Notes. On January 26, 2011, the Company accepted for early payment, and paid for, the Notes tendered prior to the Early Tender Date. After the Early Tender Date and prior to the Expiration Date, the Company received tenders from the holders of an additional $48,000 aggregate principal amount of the Notes, resulting in total tenders from holders of $310,463,000 aggregate principal amount of the Notes. The tenders for all Notes received by the Company prior to the Expiration Date represented approximately 92.1% of the outstanding Notes. The Company expects to accept for payment all of the Notes validly tendered after the Early Tender Date and prior to the Expiration Date on Wednesday, February 9, 2011. The Company intends to redeem the Notes that remain outstanding after completion of the Tender Offer at the applicable redemption price, plus accrued and unpaid interest.

For additional information concerning the foregoing, a copy of the press release dated February 9, 2011, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Verso Paper Corp. on February 9, 2011, announcing completion of the tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2011

VERSO PAPER CORP.

By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC

By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Verso Paper Corp. on February 9, 2011, announcing completion of the tender offer.